UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

        Date of report (Date of earliest event reported) June 29, 2004

                          CADENCE RESOURCES CORPORATION
                      (FORMERLY ROYAL SILVER MINES, INC.)
             (Exact name of registrant as specified in its charter)

                  UTAH                                   87-0306609
       (STATE OR OTHER JURISDICTION                    (IRS EMPLOYER
             OF INCORPORATION)                       IDENTIFICATION NO)

                        6 EAST ROSE STREET, P.O. BOX 2056
                          WALLA WALLA, WASHINGTON 99362
          (Address of Principal Executive Offices, including Zip Code.)

                                  509-526-3491
              (Registrant's telephone number, including area code.)

ITEM  9.  REGULATION  FD  DISCLOSURE.

On June 29, 2004, we issued a press release updating our progress in drilling and completion of natural gas wells in De Soto Parish, LA. We also announced that we will be drilling a new oil well in Wilbarger County, TX and are completing a 3D seismic program to define additional drill targets on the Wilbarger County property.

Investors should pay close attention to the disclosure regarding the difficulty we have encountered completing natural gas wells in the Hosston formation on the De Soto Parish property. We also noted that we will be impairing two of the twelve currently producing gas wells at this property as it appears unlikely that these wells will recover their capital costs over their lifetime. This impairment will be taken effective June 30, 2004 and will be reflected in our forthcoming quarterly financial statements.

The press release is furnished herewith as Exhibit 99.1.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

The following exhibits are hereby made part of this Form 8-K:

Exhibit 99.1   Press Release


                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       CADENCE RESOURCES CORPORATION
                                       ----------------------------------
                                       (Registrant)

Date:  June 29, 2004                   By: /s/ John P. Ryan
--------------------                       -----------------------------
                                           John P. Ryan
                                           Chief Financial Officer